Greenspring Fund,
                              Incorporated

                                 <LOGO>


                          FIRST QUARTER REPORT

                             MARCH 31, 2000





                This report is authorized for distribution
                 only to shareholders who have received a
                  copy of the official Prospectus of the
                     Greenspring Fund, Incorporated.







	                                        April 2000



Dear Fellow Shareholders:

   The equity markets are currently in the midst of a dramatic sell-off in the formerly high-flying NASDAQ companies. In a mirror image of the stock market that frustrated "value" investors during the last several years, money is moving rapidly out of "growth" stocks that had been selling at historically high valuation levels (especially the so-called "new economy" stocks) and into stocks of companies that, while lacking glamorous and exciting "stories," have excellent track records of producing strong earnings and positive cash flows.

   At present, the NASDAQ is solidly in negative territory year-to-date, after being up as much as 24% as of March 10. From the NASDAQ's high point, through April 14, that index has declined more than 34%. We are pleased to report that during that same volatile period, the Greenspring Fund performed very well, declining less than one-half of one percent.

   We believe that this stock market correction has farther to go on the downside especially in the high-flying securities, where performance had outstripped fundamentals. The excellent relative performance achieved by value-oriented managers such as the Greenspring Fund should continue in such a stock market environment. A question that was often asked during the last several years was, "If/when the NASDAQ came back to reality and its valuations declined significantly, would value stocks be able to produce positive performance in that environment, or would all stocks be swept downward in a broad-based sell-off?" The strong relative performance of the Fund during recent periods of weakness in the growth stock sector is encouraging, and we believe that value securities will continue to fare well if the NASDAQ continues its sharp sell-off.

   The principal reason for our confidence lies in the fact that so many companies outside of the technology sector are benefiting from strong operating fundamentals, yet their stocks are valued at historically modest levels relative to those strong earnings. Despite generating solid earnings and cash flow during the last several years, these companies' stock prices have
                                    1

languished or deteriorated steadily, to the great frustration of their managements and investors. Although the stock prices of many such companies have begun to recover, especially the larger, well recognized ones, most have a long way to appreciate before reaching fair valuation levels.

   We have written in previous letters of the increasing level of corporate merger and acquisition (M&A) activity. With companies' stock prices so depressed, company stock buybacks, liquidations, buyouts (whether friendly or unfriendly), and management-led buyouts have begun to proliferate. Such M&A activity has helped the performance of the Greenspring Fund during the last several months and, we believe, will continue to do so in the future. Our holdings in AMRESCO Capital Trust, Columbia Energy Group, CTG Resources, Imperial Credit Commercial Mortgage, MCN Energy, Metamor Worldwide, Payless ShoeSource, Spiros Development, Sylvan Learning Systems, Transportation Technologies, and Union Pacific Resources benefited from such transactions. We believe several additional companies currently in the portfolio are also likely to be beneficiaries of such activity, as M&A activity may accelerate in the near term with acquiring companies attempting to take advantage of the still depressed valuations before someone else "beats them to the punch."

  Another reason for our optimism is the continuing health of the U.S. economy. The greater productivity resulting from the incredible technological advances of the last several years has helped power the economy and, at the same time, has helped to keep inflation generally low. The Federal Reserve has steadily bumped up interest rates during the last year in response to its fears about the increased price of crude oil and its serious concerns about the "irrational exuberance" of the financial markets. We believe that the Federal Reserve was attempting to force some air out of the balloon before it got so big that it would burst and lead to a crash in the financial markets. The recent action in the stock market points toward a diminishing necessity for the Federal Reserve to raise interest rates aggressively. While future rate increases are still likely, the magnitude of such increases will probably be tempered and more readily absorbed by the economy.

   In such an environment, we expect that the Greenspring Fund's investment philosophy will do quite well. In equities, we continue to look for strong, well-capitalized companies with leading market positions in their industries and shareholder-oriented management teams. We believe that during the last several years investors have focused too much on those companies that have developed the technological advances, and not enough on those companies that will utilize and benefit from these breakthroughs. With our view that the Federal Reserve will be less aggressive in raising interest rates, we have become more constructive towards industries that are thought to be sensitive to interest rate movements, such as banking and insurance. We recently increased our exposure to large, regional banks through our purchase
                                    2

of the John Hancock Bank and Thrift Opportunity Fund, a very highly regarded closed-end fund that we were able to purchase at a 15% discount to its net asset value. We already have significant exposure to the insurance industry through our holdings in PartnerRe, ReliaStar Financial, and UnumProvident and should benefit from improved investor sentiment in this out-of-favor sector.

   Also of interest to us are companies involved in the exploration, production and marketing of natural gas. Natural gas has evolved into the fuel of choice and its use continues to grow, both in the summer through its increasing use as fuel for peak-usage power plants and in the winter as a clean and efficient heating source. Although abundantly available in recent years, the growing demand for natural gas has increasingly outstripped the slower-growing supply. If the upcoming summer is marked by above-average temperatures or next winter's temperatures are close to normal, instead of repeating the warmer-than-average temperatures of the last two years, the price of natural gas could move sharply higher. We have been structuring the portfolio to take advantage of such price movements and anticipate that we will continue to increase our exposure to this area.

   Our emphasis in fixed income securities remains the same. We continue to focus on bonds that have special characteristics that should allow them to appreciate even if interest rates continue to climb. This has been an area of great success for the Greenspring Fund during what has been a very challenging environment for most fixed income investors during the last several years. There continues to be a multitude of interesting investment opportunities in this area that we will be focusing on as existing holdings mature, or are sold either because the story has "played out," or because a better opportunity is uncovered.

   The Greenspring Fund bounced back nicely during the month of March and has since held its value well during a difficult period in which many investors have experienced sharp declines. We are pleased to report the positive results, but remain as eager and determined as ever to continue this progress. We still have some distance to go before we reach our former highs, yet we are encouraged by the fact that we have made some significant strides toward achieving that goal. We look forward to continuing this progress during the current quarter.



                                        	Respectfully,


                                         /s/Charles vK. Carlson
                                        	Charles vK. Carlson
	                                        President

                                    3


                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2000

COMMON STOCKS (63.73%)

   Shares                                                        Value
   ------                                                        -----

                 Banks - Regional (2.61%)

   10,000        Mercantile Bankshares Corp.                  $   305,625
   17,076        SunTrust Banks, Inc.                             986,139
                                                              -----------
                                                                1,291,764
                                                              -----------

                 Building Materials (1.11%)

   11,500        Martin Marietta Materials, Inc.                  546,250
                                                              -----------
                                                                  546,250
                                                              -----------

                 Business and Public Services (2.69%)

   58,900       *Barnett Inc.                                     647,900
   30,000       *Sylvan Learning Systems, Inc.                    478,125
   18,600       *Waste Industries, Inc.                           204,600
                                                              -----------
                                                                1,330,625
                                                              -----------

                 Diversified Natural Gas (7.98%)

   29,400        Columbia Energy Group                          1,741,950
    3,600        El Paso Natural Gas Corporation                  145,350
    2,700        Equitable Resources, Inc.                        120,994
   35,500        Kinder Morgan, Inc.                            1,224,750
   38,300        Questar Corp.                                    710,943
                                                              -----------
                                                                3,943,987
                                                              -----------

                  Energy Services (.84%)

   25,500        *NS Group                                        415,969
                                                              -----------
                                                                  415,969
                                                              -----------

                  Engineering Services (.05%)

    4,500        *Baker (Michael) Corp.                            23,344
                                                              -----------
                                                                   23,344
                                                              -----------
                                    4

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2000

COMMON STOCKS (CON'T)

   Shares                                                        Value
   ------                                                        -----

                 Financial Services (3.14%)

   98,300        AMRESCO Capital Trust                        $ 1,001,431
   51,075        Resource Asset Investment Trust                  549,056
                                                              -----------
                                                                1,550,487
                                                              -----------

                 Healthcare (4.34%)

   28,600       *Alza Corp.                                     1,074,288
   76,500       *Spiros Development Corp.                       1,071,000
                                                              -----------
                                                                2,145,288
                                                              -----------

                 Information Technology Services (1.87%)

   20,000       *Condor Technology Solutions, Inc.                 15,000
   73,300       *Modis Professional Services, Inc.                907,087
                                                              -----------
                                                                  922,087
                                                              -----------

                 Insurance (11.95%)

   54,750        PartnerRe, Ltd.                                2,015,484
   54,900        Reliastar Financial Corp.                      1,859,738
  119,500        UnumProvident Corp.                            2,031,500
                                                              -----------
                                                                5,906,722
                                                              -----------

                 Leisure and Entertainment (.84%)

    7,000        The Seagram Company Ltd.                         416,500
                                                              -----------
                                                                  416,500
                                                              -----------



                                    5

                        GREENSPRING FUND, INCORPORATED
	                          PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2000

COMMON STOCKS (CON'T)

   Shares                                                        Value
   ------                                                        -----

                 Manufacturing (1.84%)

   49,200       *Middleby Corporation                         $   279,825
   27,275        Woodward Governor Company                        627,325
                                                              -----------
                                                                  907,150
                                                              -----------

                 Multi-Industry (4.41%)

   17,000        Tredagar Corporation                             457,937
  155,800        U.S. Industries, Inc.                          1,723,538
                                                              -----------
                                                                2,181,475
                                                              -----------

                 Natural Gas Transmission/Distribution (5.16%)

    5,500        Chesapeake Utilities Corporation                  93,156
    5,000        Eastern Enterprises                              299,375
   31,800        Nicor, Inc.                                    1,047,412
   42,585        Piedmont Natural Gas Company, Inc.             1,109,872
                                                              -----------
                                                                2,549,815
                                                              -----------

                 Oil and Gas Exploration and Production (6.92%)

    5,800        Anadarko Petroleum Corp.                         224,388
    8,400        Apache Corp.                                     417,900
   44,800        Mitchell Energy, Class A                         980,000
   21,350        Mitchell Energy, Class B                         469,700
   20,000        Union Pacific Resources Group, Inc.              290,000
   14,000        Vastar Resources, Inc.                         1,040,375
                                                              -----------
                                                                3,422,363
                                                              -----------

                 Savings Institutions (1.17%)

    1,275        BostonFed Bancorp, Inc.                           14,105
   11,000        Coastal Bancorp, Inc.                            180,125
   30,000       *ITLA Capital Corp.                               382,500
                                                              -----------
                                                                  576,730
                                                              -----------
                                    6

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2000

COMMON STOCKS (CON'T)

   Shares                                                        Value
   ------                                                        -----

                 Semiconductor (1.49%)

   24,000       *S3 Incorporated                              $   504,000
   11,800       *Speedfam - IPEC, Inc.                            234,525
                                                              -----------
                                                                  738,525
                                                              -----------

                 Software and Services (3.50%)

   11,100       *Network Associates, Inc.                         357,975
   26,400        Shared Medical Systems                         1,369,500
                                                              -----------
                                                                1,727,475
                                                              -----------

                 Telecommunications (1.82%)

   16,000        AT & T Corp.                                     900,000
                                                              -----------
                                                                  900,000
                                                              -----------

                 Total Common Stocks (Cost $27,352,998)        31,496,556
                                                              ===========


PREFERRED STOCK (4.67%)

  288,629       *Prime Retail, Inc., 8.50% Pfd. B               2,309,032
                                                              -----------

                 Total Pfd. Stock (Cost $4,764,535)             2,309,032
                                                              ===========

                        GREENSPRING FUND, INCORPORATED
	                          PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2000

BONDS (26.16%)

  Principal
   Amount/
   Shares                                                        Value
   ------                                                        -----

                 Convertible Bonds (21.91%)

 $3,730,000      Ann Taylor Stores, 0.55%, 6/18/19            $ 1,613,225
    500,000      Cellstar Corp., 5.00%, 10/15/02                  371,250
  1,268,000      Center Trust Inc., 7.50%, 1/15/01              1,174,882
  1,050,000      Dura Pharmaceuticals, 3.50%, 7/15/02             870,844
  1,000,000      HEALTHSOUTH Corp., 3.25%, 4/1/03                 785,000
  1,500,000      Kellstrom Industries, 5.50%, 6/15/03             731,250
  2,402,000      Kellstrom Industries, 5.75%, 10/15/02          1,245,036
  3,320,000      Network Associates, 0.00%, 2/18/18             1,284,425
    954,000      Personnel Group of America, 5.75%, 7/1/04        632,025
    500,000      Speedfam - IPEC, Inc., 6.25%, 9/15/04            398,125
  1,951,000      Waste Management, 4.00%, 2/1/02                1,724,196
                                                              -----------
                                                               10,830,258
                                                              -----------

                 Non-Convertible Bonds (4.25%)

    250,000      Anacomp, Inc., 10.875%, 4/1/04                   228,438
  2,403,000      Bay View Capital Corp., 9.125%, 8/15/07        1,874,340
                                                              -----------
                                                                2,102,778
                                                              -----------

                 Total Bonds (Cost $13,994,830)                12,933,036
                                                              ===========

COMPANIES IN LIQUIDATION (2.94%)

     581,450   *!Hi Shear Industries, Inc.                      1,453,625
                                                              -----------

                 Total Companies in Liquidation
                   (Cost $1,308,195)                            1,453,625
                                                              ===========

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
	                               MARCH 31, 2000

SHORT-TERM INVESTMENTS (1.62%)

  Principal
   Amount                                                        Value
   ------                                                        -----

  $ 799,395      Temporary Investment Fund, Inc.              $   799,395
                                                              -----------

                 Total Short-Term Investments
                   (Cost $799,395)                                799,395
                                                              ===========

                 Total Investments (99.12%)
                   (Cost $48,219,953)                          48,991,644

                 Call options outstanding - 50 Mitchell
                 Energy, Class B June/30 (premium received
                 $3,000)                                      (     1,563)

                 Other Assets Less Liabilities (.88%)             435,379
                                                              ------------

                 Total Net Assets (100%)                      $49,425,460
                                                              ============

*  Non-income producing securities
! Non-controlled affiliated issuer

                        GREENSPRING FUND, INCORPORATED
                         PERFORMANCE SINCE INCEPTION

                                  <CHART>

              HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

                         7/01/83             $10,000
                        12/31/83              11,223
                        12/31/84              12,692
                        12/31/85              15,238
                        12/31/86              17,668
                        12/31/87              19,304
                        12/31/88              22,389
                        12/31/89              24,762
                        12/31/90              23,149
                        12/31/91              27,626
                        12/31/92              32,190
                        12/31/93              36,906
                        12/31/94              37,952
                        12/31/95              45,082
                        12/31/96              55,291
                        12/31/97              68,532
                        12/31/98              57,585
                        12/31/99              59,108
                         3/31/00              58,571

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended March 31, 2000 were 7.88%, 7.91% and 8.59%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                        Greenspring Fund, Incorporated
                        2330 West Joppa Road, Suite 110
                            Lutherville, MD 21093
                               (410) 823-5353
                               (800) 366-3863
                             greenspringfund.com


               DIRECTORS                                 TRANSFER AGENT
     Charles vK. Carlson, Chairman                         PFPC, Inc.
           William E. Carlson                         400 Bellevue Parkway
              David T. Fu                             Wilmington, DE 19809
           Michael J. Fusting                            (800) 576-7498
           Michael T. Godack
           Richard Hynson, Jr.                           ADMINISTRATOR
                                              Corbyn Investment Management, Inc.
               OFFICERS                        2330 West Joppa Road, Suite 108
          Charles vK. Carlson                       Lutherville, MD 21093
 President and Chief Executive Officer
                                                           CUSTODIAN
           Michael T. Godack                           PFPC Trust Company
 Sr. Vice President and Chief Compliance               8800 Tinicum Blvd.
               Officer                               Third Floor, Suite 200
                                                     Philadelphia, PA 19153
           Michael J. Fusting
 Sr. Vice President and Chief Financial             INDEPENDENT ACCOUNTANTS
               Officer                            PricewaterhouseCoopers LLP
                                                      250 W. Pratt Street
         Elizabeth Agresta Swam                    Baltimore, MD 21201-2304
         Secretary and Treasurer

           INVESTMENT ADVISOR                           LEGAL COUNSEL
   Corbyn Investment Management, Inc.            Kirkpatrick & Lockhart LLP
    2330 West Joppa Road, Suite 108            1800 Massachusetts Avenue, N.W.
         Lutherville, MD 21093                    Washington, DC 20036-1800